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                                                                    Exhibit 4.20

                           QUALITY DISTRIBUTION, INC.

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 74756M 10 2

THIS CERTIFIES that_____________________________________________________________

is the owner of_________________________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF Quality Distribution, Inc., transferable on the books of the Corporation by the owner hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:__________________________________

Secretary_______________________________________________________________________

Chairman President and Chief Executive Officer__________________________________

Countersigned and Registered:___________________________________________________

WACHOVIA BANK, N.A.
(CHARLOTTE, N.O.)
Transfer Agent and Registrar

By______________________________________________________________________________
Authorized Signature

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QUALITY DISTRIBUTION, INC.
The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights, to the extent that the same have been determined. Such request may be made to the Corporation or its Transfer Agent. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as
tenants in common

UNIF GIFT MIN ACT-______________________Custodian_______________________________
                        (Cust)                      (Minor)

under Uniform Gifts to Minors Act_______________________________________________
                                                     (State)

Additional abbreviations may also be used though not in the above list.

For value received,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:__________________________________

NOTICE:_________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE I NEVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER..

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Signature(s) Guaranteed:________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


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